U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934



               Date of Report: January 22, 1998




                    ZABA INTERNATIONAL, INC.
                    ------------------------
      (Exact name of registrant as specified in its charter)



                           COLORADO
                           --------
         (State or other jurisdiction of incorporation)



               000-21099                       84-1128300
               ---------                       ----------
          (Commission File No.)               (IRS Employer
                                           Identification No.)



            2963 Glen Drive
               Suite 308
  Coquitlam, British Columbia, Canada            V3B 2P7
----------------------------------------         -------
(Address of principal executive offices)        (Zip code)






Registrant's telephone number, including area code: (604) 607-8827
                                                    --------------

                   Page One of Five Pages

Item 4.  Changes in Registrant's Certifying Accountant.

     On January 12, 1998, Comiskey & Company, P.C., the Registrant's independent accountant for the Registrant's two most recent fiscal years, resigned. The Registrant's financial statements for the last two years prepared by Comiskey & Company, P.C. contained no adverse opinion or disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

     Also on January 12, 1998, the Registrant engaged the accounting firm of Kish, Leake & Associates, P.C. as the independent public accountants to audit the Registrant's fiscal year ended November 30, 1998, as well as future financial statements, to replace the firm of Comiskey & Company, P.C. which was the principal independent public accountant as reported in the Registrant's Form 10-KSB as filed with the Securities & Exchange Commission. This change in independent accountants was approved by the Board of Directors of the Registrant.

     There were no disagreements within the last two fiscal years and subsequent periods with Comiskey & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Comiskey & Company, P.C. would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement(s) or any reportable events.

     The Registrant has requested that Comiskey & Company, P.C.
furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated January 22, 1998, is filed as Exhibit 16 to this Form 8-K.

Item 7(c).  Exhibits.

     Number          Exhibit
     ------          -------

     16.0 Letter of Registrant's independent certified accountant, Comiskey & Company, P.C.


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
                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZABA INTERNATIONAL, INC.



                                   By:  s/Robert Zaba
                                      ---------------------------
                                      Robert Zaba, President


Dated:  January 22, 1998

                      ZABA INTERNATIONAL, INC.
                   -------------------------------

                      EXHIBIT 16.0 TO FORM 8-K
                   -------------------------------

                       LETTER OF REGISTRANT'S

               INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

                   -------------------------------

                                               Comiskey & Company
                                          Professional Corporation




January 22, 1998



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C.  20549


We have read the disclosures provided by Zaba International, Inc. f/k/a HA Spinnaker, Inc., in its filing of Form 8-K dated January 22, 1998, and that there are no disagreements regarding the statements made under Item 4 - Changes in Registrant's Certifying Accountant.



Sincerely,

COMISKEY & COMPANY, P.C.
PROFESSIONAL CORPORATION


By:  s/Jennifer Maliar
   Jennifer Maliar, C.P.A.


JEM/CAC
DOCS98:S0198259


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